Earnings Slides for Q3 FY11

NASDAQ: SGI

May 3, 2011

Legal Notice (Part 1 of 2) *

Safe Harbor Cautionary Statement (Abridged)
(Unabridged cautionary language immediately follows this presentation.)

This presentation contains forward-looking statements, including statements regarding management's expectations about the markets, business, products, operating plans and financial performance of Silicon Graphics International Corp. ("SGI"). Statements in the future tense and expressions using "expect," "believe" or similar words are forward-looking statements, which may also include any statements that are not statements of historical fact. Actual outcomes and results may differ materially from any expectations from these types of statements due to a number of risks, including: SGI operates in a very competitive market which may cause pricing pressure and impair our market penetration; SGI has extensive international business activities which create risks from complex international operations, foreign currency exposure and changing legal, regulatory, political or economic conditions; and uncertainty arising from SGI's increased dependence on business with U.S. Government entities. Additional information about forward-looking statements and related risks and uncertainties is contained in Part 2 of 2 of this Legal Notice, also contained in this presentation.

Non-GAAP Reconciliation
All non-GAAP financial measures contained in this presentation are reconciled to GAAP at the end of this presentation.

*See slide 20 for Part 2 of 2 of this Legal Notice.

SGI Markets


Emerging
CLOUD
Private
Public
SaaS
STORAGE
Active Archive
Storage Servers
HP-HD Raid
HPC
Commercial
Scientific
BIG DATA
Hadoop
Databases
BI
sgi

Providing Customers Best-In-Class Technical Computing Solutions

Technical Computing Market Forecast: $24.7B by 2014 @ 7.6% CAGR



($B)
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$18.4B
$1.10
$3.16
$1.73
$3.28
$9.12
$19.8B
$1.15
$3.37
$1.80
$3.64
$9.82
$21.3B
$1.19
$3.59
$1.88
$4.03
$10.56
$22.8B
$1.24
$3.82
$1.95
$4.44
$11.40
$24.7B
$1.29
$4.07
$2.04
$4.90
$12.37
2010
2011
2012
2013
2014
Server
Storage
Services
Apps software
Middleware

Source: IDC, Nov 2010

sgi

Re-affirming FY11 non-GAAP Annual Guidance

Non-GAAP	FY11 Guidance	FY12 Internal Plan
Revenue	$600 million to $625 million	15% to 20% growth/year
Gross Margin	27% to 30%	100 bps growth/year
OPEX	$171 million to $175 million	10% to 12% growth/year
EPS	Profitable	Profitable

Expecting to deliver:

- Revenue at midpoint of range
- Gross Margin in upper half of range
- EPS between $0.40 and $0.50

Q3 FY11 Observations

- Business momentum is strong
  - Our products are in demand
  - Maintaining a disciplined approach towards costs
  - Higher margin products and services showing strength
  - Significant channel and international contributions
  - Cloud vertical expanding; public sector & manufacturing strong
- Market trends support growth
  - Cloud driving global spend
  - Rising demand for data centers and infrastructure technologies
  - UV market opportunity continues to expand
  - Overall market opportunity for technical computing is growing

sgi

Q3 FY11 Non-GAAP Financial Summary

Non-GAAP Metric*	Results	Y/Y Growth
Revenue	$135.8M	5%
Gross Margin	29.9%	235 bps
EPS	$0.07	$0.43

- Gross Margin expansion
- Strong EPS growth

* See slide 13 for GAAP and Non-GAAP Income Statement

sgi

Q3 FY11 Customer Highlights

AMERICAS

- NASA
- CARBONITE
- amazon.com
- 3M
- Complete genomics

EMEA

- METEO FRANCE
- BBSRC Genome Analysis Centre
- DTU
- Technical University of Denmark
- CTBTO PREPARATORY COMMISSION

ASIA PAC + JAPAN

- Iwate Medical University
- SEL
- KORDI
- KYOTO SANGYO UNIVERSITY
- Griffith UNIVERSITY
- Genome Institute of Singapore
- A*STAR
- Iwate University

sgi

SGI Japan

- Strategic rationale even stronger
  - Expands market presence in Japan, especially in areas of government, scientific and research computing
  - Added 400 customers and many talented employees
  - Increased portfolio of products and services
  - Better service Japanese multi-national companies
  - Well positioned for new infrastructure and scientific investments
- New customer wins
  - International Fusion Energy Research Center
  - Semiconductor Energy Laboratory
  - Kyoto Sangyo University
- Currently no supply chain issues

SGI Japan – Business Update

- Purchased $33.4M of positive net working capital
  - Cash & Equivalents: $23.9M
  - Inventory: $8.3M
  - AR: $23.1M
  - AP: $12.5M
  - Debt: $9.4M [1 to 2 year bank lines, ~1% interest rate]
- Acquired $90M NOLs

Financial information reflects current estimates of the fair value of acquired assets and liabilities, pending completion of accounting requirements under Accounting Standards Codification 805, "Business Combinations".

Financial Overview

(quarter ended 3/25/11)

Q3 FY11 Financial Summary

- GAAP revenue exceeded non-GAAP revenue; expect to continue into FY12
- Non-GAAP revenue growth of 5% Y/Y
- Strong non-GAAP gross margin of 29.9%
- Two consecutive quarters of non-GAAP profitability
- Disciplined approach towards costs
- Generated cash from operations of $13.7M
- Grew cash $22.3M. Ending balance of $133.8M
- Two 10% or greater customers: Amazon and US Government

Q3 FY11 Income Statement

Metric	GAAP	Non-GAAP	Comment (Non-GAAP figures)
Revenue	$143.7M	$135.8M	• Up from $128.9M in Q3 FY10, increase of 5% Y/Y • Down from $185.9M in Q2 FY11, decrease of 27% Q/Q • Two 10% or greater customers on a GAAP basis – Amazon and US Government • Cloud vertical showing strength
Gross Margin	28.2%	29.9%	• Up from 27.5% in Q3 FY10, increase of 235 bps Y/Y • Y/Y increase due to new product introductions
OPEX	$44.3M	$40.1M	• Down from $43.2M in Q3 FY10, decrease of 7% Y/Y • Up from $39.9M in Q2 FY11, essentially flat Q/Q • Disciplined approach towards costs
Net Income	($1.7M)	$2.3M	• Improved from ($10.8M) in Q3 FY10 • Down from $13.6M in Q2 FY11 • Included $2.3M FX gain • YTD $14.1M positive

Q3 FY11 Non-GAAP Revenue Breakdown

Sales by Business Segment


Services
28%
Products
72%

Sales by Vertical Market


Others
15%
Telecom
5%
Mfg
11%
Cloud
21%
Public
Sector
48%

Sales by Geographical Market


Int'l
34%
Domestic
66%

Q3 FY11 Balance Sheet

Metric	Q2 FY11 GAAP *Pre-SGI Japan*	Q3 FY11 GAAP *Post-SGI Japan*	Comment
Cash & Equivalents	$111.5M	$133.8M	• $22.3M increase Q/Q
Debt	$0	$9.6M	• Acquired debt from SGI Japan
A/R	$103.5M	$101.6M	• Down $2M due to increased collections
A/P	$41.5M	$44.1M	• Includes $14.4M of payables from SGI Japan
Inventory	$79.1M	$82.7M	• Includes $13.6M from SGI Japan • $7.2M ending balance of SNI
NOL	$335.2M	$425.2M	• Acquired $90M NOLs from SGI Japan acquisition that will have a positive impact on profitability in future periods • NOL balance consists of: - US Federal: $103.5M - US States: $100.2M - International: $221.5M
Pension liability	$8.3M	$16.6M	• Includes $7.5M from SGI Japan

sgi

FY11 Focus Areas

1. Deliver against our updated FY11 financial plan
2. Maximize sales opportunities for our products and services
3. Expand our market opportunity for Technical Computing
4. Continued market-driven innovation balanced against our goal of being efficient with our operating expenses

Concluding Remarks

- Our products continue to see strong demand
- Currently in a new product cycle
- Technical Computing is gaining traction and awareness, augmented by scientific computing in Japan
- Big data and cloud are big opportunities
- Maintaining disciplined approach towards costs
- On target to achieve FY11 Guidance and FY12 internal plans
- Focused on expanding our market opportunity

Upcoming IR and Corporate Events

- JMP Securities Research Conference: May 10, San Francisco
- Baird Growth Stock Conference: May 11, Chicago
- International Supercomputing Conference ("ISC") 2011: June 19 through June 23, Hamburg, Germany.

Legal Notice

Part 2 of 2

Safe Harbor Cautionary Statement (Unabridged)

This presentation contains forward-looking statements, including statements regarding management's expectations about the markets, business, products, operating plans and financial performance of Silicon Graphics International Corp. ("SGI"). Statements containing words such as "will," "expect," "believe," and "intend," and other statements in the future tense, are forward-looking statements. Any statements contained in this presentation that are not statements of historical fact may be deemed forward-looking statements. Actual outcomes and results may differ materially from the expectations expressed or implied in these statements due to a number of risks and uncertainties, including, but not limited to: SGI operates in a very competitive market which may cause pricing pressure and impair our market penetration; SGI has extensive international business activities which create risks from complex international operations, foreign currency exposure and changing legal, regulatory, political or economic conditions, including SGI's operations in Japan, which may be negatively affected by earthquakes and other natural disasters, as well as potential power supply disruptions following the March 2011 earthquake and tsunami; uncertainty arising from SGI's increased dependence on business with U.S. Government entities; failure of our customers to accept new products; and economic conditions impacting the purchasing decisions of SGI's customers. Detailed information about these and other risks and uncertainties that could affect SGI's business, financial condition and results of operations is set forth in SGI's Annual Report on Form 10-K under the caption "Risks Factors," which was filed with the Securities and Exchange Commission on September 8, 2010, as updated by the subsequent filings with the SEC made by SGI, all of which are available at www.sec.gov. Accordingly, you are cautioned not to place undue reliance on forward-looking statements. This presentation is as of May 3, 2011, and the continued posting or availability of this presentation does not imply that forward-looking statements continue to be true as of any later date. We expressly disclaim any obligation to update or alter our forward-looking statements, whether, as a result of new information, future events or otherwise, except where required by law.

GAAP to Non-GAAP Reconciliation

Silicon Graphics International Corp.
Q3 FISCAL 2011 FINANCIAL RESULTS
RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)
($ in thousands, except per share data)

	Three Months Ended March 25,			Three Months Ended December 24,			Three Months Ended March 26,		
	2011 GAAP	Adj.	2011 Non-GAAP	2010 GAAP	Adj.	2010 Non-GAAP	2010 GAAP	Adj.	2010 Non-GAAP
TOTAL REVENUE	$ 143,664	$ (7,871)	$ 135,793	$ 177,524	$ 8,386	$ 185,910	$ 107,820	$ 21,109	$ 128,929
Included in the above results:									
ASC 985-605 and ASC 605-25 (2)	*7,871*	*(7,871)*	-	*(8,386)*	*8,386*	-	*(21,109)*	*21,109*	-
COST OF REVENUE	$ 103,162	$ (7,906)	$ 95,256	$ 125,195	$ 4,807	$ 130,002	$ 78,900	$ 14,567	$ 93,467
Included in the above results:									
ASC 985-605 (2)	*7,259*	*(7,259)*	-	*(7,598)*	*7,598*	-	*(15,669)*	*15,669*	-
Amortization of intangible assets (3)	*459*	*(459)*	-	*459*	*(459)*	-	*322*	*(322)*	-
Inventory step up (4)	-	-	-	*2,199*	*(2,199)*	-	*625*	*(625)*	-
Stock-based compensation (5)	*188*	*(188)*	-	*133*	*(133)*	-	*155*	*(155)*	-
GROSS PROFIT	$ 40,502	$ 35	$ 40,537	$ 52,329	$ 3,579	$ 55,908	$ 28,920	$ 6,542	$ 35,462
GROSS MARGIN %	28.2%		29.9%	29.5%		30.1%	26.8%		27.5%
OPERATING EXPENSES	$ 44,349	$ (4,255)	$ 40,094	$ 43,372	$ (3,429)	$ 39,943	$ 46,165	$ (2,966)	$ 43,199
Included in the above results:									
Amortization of intangible assets (3)	*939*	*(939)*	-	*2,135*	*(2,135)*	-	*526*	*(526)*	-
Stock-based compensation (5)	*1,307*	*(1,307)*	-	*1,128*	*(1,128)*	-	*1,006*	*(1,006)*	-
Acquisition related (6)	*1,094*	*(1,094)*	-	-	-	-	-	-	-
Restructuring (7)	*915*	*(915)*	-	*166*	*(166)*	-	*1,434*	*(1,434)*	-
INCOME (LOSS) FROM CONTINUING OPERATIONS	$ (3,847)	$ 4,290	$ 443	$ 8,957	$ 7,008	$ 15,965	$ (17,245)	$ 9,508	$ (7,737)
OPERATING MARGIN %	-2.7%		0.3%	5.0%		8.6%	-16.0%		-6.0%
OTHER INCOME/(EXPENSE), NET (8)	$ 2,890	$ (341)	$ 2,549	$ (4,499)	$ 2,904	$ (1,595)	$ (2,461)	$ -	$ (2,461)
INCOME TAX EFFECTS: PROVISION	$ 715	$ -	$ 715	$ 734	$ -	$ 734	$ 556	$ -	$ 556
NET INCOME/(LOSS) FROM CONTINUING OPERATIONS	$ (1,672)		$ 2,277	$ 3,724		$ 13,636	$ (20,262)		$ (10,754)
BASIC NET INCOME/(LOSS) PER SHARE FROM CONTINUING OPERATIONS	$ (0.05)		$ 0.07	$ 0.12		$ 0.45	$ (0.67)		$ (0.36)
WEIGHTED AVERAGE SHARES USED IN COMPUTING BASIC NET INCOME/(LOSS) PER SHARE	30,577		30,577	30,321		30,321	30,097		30,097
DILUTED NET INCOME/(LOSS) PER SHARE FROM CONTINUING OPERATIONS	$ (0.05)		$ 0.07	$ 0.12		$ 0.44	$ (0.67)		$ (0.36)
WEIGHTED AVERAGE SHARES USED IN COMPUTING DILUTED NET INCOME/(LOSS) PER SHARE	30,577		32,074	30,836		30,836	30,097		30,097

sgi

GAAP to Non-GAAP Reconciliation

NOTES:

(1) This presentation includes certain financial measures not in conformity with Generally Accepted Accounting Principles in the United States (non-GAAP measures). Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP.

(2) Add back (deduction) of revenue and cost of revenue deferred under Software Revenue Recognition rules (ASC 985-605) and fair value allocation rules (ASC 605-25) -- ($7,871), $8,386, and $21,109 for revenue, ($7,259), $7,598, and $15,669 for cost of revenue in the periods ending March 25, 2011, December 24 and March 26, 2010 respectively.

(3) Amortization expense related to intangible assets acquired as part of the asset purchase of Silicon Graphics, Inc. and the stock purchase of SGI Japan, Ltd. of $459, $459, and $322 under cost of revenues, $939, $2,135, and $526 under operating expenses in the periods ending March 25, 2011, December 24 and March 26, 2010 respectively. Estimated future annual amortization expense related to intangible assets as of March 25, 2011 is as follows:

Fiscal 2011	4,752
Fiscal 2012	4,878
Fiscal 2013	3,855
Fiscal 2014	3,288
Fiscal 2015	510
Fiscal 2016	411
Fiscal 2017	374
	$ 18,068

(4) Cost of revenue increase associated with an inventory step up related to the Silicon Graphics, Inc. asset purchase in the amount of $2,199 and $625 in the periods ending December 24 and March 26, 2010 respectively. Under purchase accounting, Silicon Graphics International Corp. recognized a $7,183 inventory step up related to the Silicon Graphics, Inc. asset purchase of which no inventory step up remains to flow through cost of revenue in future periods.

(5) Stock-based compensation is included in the following GAAP operating expense categories.

	Three Months Ended March 25,2011			Three Months Ended December 24,2010			Three Months Ended March 26,2010		
	GAAP	Adj	Non-GAAP	GAAP	Adj	Non-GAAP	GAAP	Adj	Non-GAAP
Cost of Revenue	$ 188	$ (188)	$ -	$ 133	$ (133)	$ -	$ 155	$ (155)	$ -
Research & Development	82	(82)	-	117	(117)	-	169	(169)	-
Sales & Marketing	262	(262)	-	236	(236)	-	143	(143)	-
General & Administrative	963	(963)	-	775	(775)	-	694	(694)	-
Total stock-based compensation	$ 1,495	$ (1,495)	$ -	$ 1,261	$ (1,261)	$ -	$ 1,161	$ (1,161)	$ -

(6) Acquisition related costs relating to the purchase of SGI Japan, Ltd. of $1,094 related to operating expenses in the period ending March 25, 2011.

(7) Restructuring expenses relating to personnel and facilities of $915, $166, and $1,434 in the periods ending March 25, 2011, December 24 and March 26, 2010 respectively.

(8) Excludes realized gain of $341 relating to the sale of the Company's auction rate securities in the period ending March 25, 2011. Excludes investment impairment loss of $2,904 relating to an other-than-temporary impairment of an equity investment in the period ending December 24, 2010.